Exh. 10.80.1
[logo] CREDIT LYONNAIS

DEPARTMENT OF CORPORATE CONTRACTS
CHAMPS ELYSEES - PARIS WEST

                                             INTER PARFUMS HOLDING
                                             4, Rond-Point des Champs Elysees
                                             76008 PARIS

                                             Attn: Mr. Philippe SANTI
Your reference
Our reference     CO/MAD
                  Tel. 01.49.53.14.04        Paris, March 22, 2001

         Dear Sir:

         I am following up on our conversation in regard to the request for financial and banking information issued by your American parent company.

         Please find below the details of the main facilities offered by our Establishment to the companies Inter parfums Holding, Inter parfums SA, and Inter parfums Grand Public as of 12/31/2000:

o        INTER PARFUMS HOLDING:
         ---------------------

                  - Cash facility: none.

o        INTER PARFUMS SA:
         ----------------

                  - Cash Facility: 4,000 KF,
                  - Cash Credit: 8,000 KF,
                  - Commercial Credit Discount: 12,000 KF.

o        INTER PARFUMS GRAND PUBLIC:
         --------------------------

              - Cash Facility: 2,000 KF.

         These various facilities were granted for an indefinite term and are governed by the provisions of the Banking Law of January 24, 1984.




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         The renewal of these facilities is examined annually by our
Establishment upon receipt of the audited accounts of your companies.

         Hoping that we have met your expectations, we remain,


                                                     Very truly yours,

                                                     /s/ Christian Carata
                                                     ---------------------
                                                     Commercial Director

ADDRESS: 55, AVENUE DES CHAMPS ELYSEES - [illegible] PARIS CEDEX 06 -
TELEX: 642 008 CREDELYS PARIS
--------------------------------------------------------------------------------
Credit Lyonnais - Corporation with capital of 1,757,470,939 [illegible] -
SIREN 854 509 741 - RCS Lyon